2nd Quarter 2023 Earnings Update

Company Presentation | August 2023 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility due to the recent failures of Silicon Valley Bank, New York Signature Bank and First Republic Bank; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | August 2023 3 Experienced Management Team  25 years of hospitality experience  6 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA  22 years of hospitality experience  19 years with the Company  3 years with ClubCorp  CFA charter holder  Southern Methodist University BBA  13 years of hospitality experience  8 years with the Company  Prior experience with the Central Intelligence Agency and Northrop Grumman  University of Texas BA  University of Maryland MBA RICHARD J. STOCKTON Chief Executive Officer & President DERIC S. EUBANKS, CFA Chief Financial Officer CHRISTOPHER C. NIXON Executive Vice President & Head of Asset Management

Company Presentation | August 2023 4 Total Assets(2) TTM Hotel EBITDA(2)(3) (1) As of 6/30/23 (2) In millions (3) 2023 TTM Hotel EBITDA figure is comparable Number of Hotels TTM Total Hotel Rev (2)(3) Company Fact Sheet Since inception in 2013, we have significantly improved Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $294.3M EQUITY MARKET CAP(1) $1.86B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 1. Ritz-Carlton Sarasota 12% 2. Ritz-Carlton Reserve Dorado Beach 11% 3. Ritz-Carlton St. Thomas 11% 4. Four Seasons Scottsdale 9% 5. Capital Hilton 7% Top-5 Properties (TTM Total Revenue)(1) 8 16 2013 TTM Q2'23 +8 $233 $762 2013 TTM Q2'23 +226% $78 $219 2013 TTM Q2'23 +181% $962 $2,262 12/31/2013 6/30/2023 +135% 6/30/ 023

Company Presentation | August 2023 5 BHR Positioned Ideally for Outperformance All Time High Industry Performance Continuing Optimal Portfolio Composition Recent Results & Developments Liquidity & Liability Management The Notary Hotel

All Time High Industry Performance Continuing Ritz-Carlton Reserve Dorado Beach

Company Presentation | August 2023 7 87.3 95.1 97.0 97.4 0 20 40 60 80 100 120 140 2021 2022 2023 2024F Occupancy Index 82.6 107.9 115.0 119.5 0 20 40 60 80 100 120 140 2021 2022 2023 2024F RevPAR Index 94.6 113.5 118.5 122.7 0 20 40 60 80 100 120 140 2021 2022 2023 2024F ADR Index Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting U.S. KPIs, Indexed to 2019

Company Presentation | August 2023 8 Nominal ADR & RevPAR at All-Time Highs; Nearly Fully Recovered on Real Bases *preliminary data Source: STR Hilton Torrey Pines The Clancy

Company Presentation | August 2023 9 2024 RevPAR Forecast Source: Lodging Analytics Research & Consulting 3.57% 3.69% 7.39% 1.54% 2.56% 4.15% -0.23% 2.84% 2.60% -0.17% 3.04% 2.86% 1.70% -1.09% 0.59% 0.13% 0.73% 0.86% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2024 Forecasted Growth YoY

Optimal Portfolio Composition Taking Advantage of Strategic Asset Class Ritz-Carlton St. Thomas

Company Presentation | August 2023 11 High Quality Assets with High Barriers to Entry (1) By Number of Hotels (2) In thousands Properties Resort Hotel Q2’ 2023 TTM EBITDA(2) Urban $6,014 $7,179 $10,904 $13,666 $15,925 $17,204 $20,040 $21,692 $24,970 $25,023 Hotel Yountville Bardessono Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Pier House Hilton Torrey Pines Ritz-Carlton Reserve Dorado Beach Four Seasons Scottsdale Ritz-Carlton St. Thomas Ritz-Carlton Sarasota $2,641 $7,347 $9,348 $9,472 $11,582 $15,750 Mr.C Beverly Hills Hotel Sofitel Chicago Magnificent Mile The Clancy The Notary Hotel Marriott Seattle Waterfront Capital Hilton Key (1) Resort: 62% Urban: 38%

Company Presentation | August 2023 12 Urban Properties Recovery Continues ADR(1) Up – Q2 2019 to Q2 2023 Occupancy(1) Stabilizing – Q2 2019 to Q2 2023 (1) Same-store data for the current 16 hotel assets held by BHR Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C - 100 200 300 400 500 600 700 800 Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 Pandemic 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 -11.4% -9.4% -4.8% Key: Resort Urban Average 62.6% 36.8% 5.8%

Company Presentation | August 2023 13 RevPAR(1) Up – Q2 2019 to Q2 2023 Key: Resort Urban Average Key Observations Urban properties nearing full recovery Resort properties significantly up versus 2019 Average RevPAR is well above 2019 levels (1) Same-store data for the current 16 hotel assets held by BHR - 100 200 300 400 500 600 Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 Urban Properties Drive Growth Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C 54.9% 23.9% -6.3%

Company Presentation | August 2023 14 Ritz-Carlton Drives Q2 TTM Hotel EBITDA(1) Luxury Hotels Drive Q2 TTM Hotel EBITDA(1) (1) Comparable TTM as of 6/30/2023, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands High Transient Demand Drives Q2 TTM Revenue(1) Resorts Drive Q2 TTM EBITDA(1) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Mr. C; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Capital Hilton and Torrey Pines; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Mr. C, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Torrey Pines, Marriott Seattle Waterfront, The Notary, and The Clancy Ritz-Carlton $80,937 Hilton $32,954 Independent $31,759 Marriott/ Autograph $30,402 Four Seasons $21,692 Park Hyatt $13,666 Sofitel $7,347 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000 Luxury $155,401 Upper Upscale $63,356 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 Transient, 76% Group, 22% Contract, 2% Urban, 26% Resort, 74%

Recent Results & Developments Solid Q2 Results Signal Potential For Steady Recovery Park Hyatt Beaver Creek

Company Presentation | August 2023 16 Pier House Resort & Spa (1) In thousands (2) Please refer to slides 28-38 for a reconciliation to the most directly comparable non-GAAP functional metric Hotel EBITDA Rebounding Through Resorts

Company Presentation | August 2023 17 Comparable Hotel Operating Results(1)(5) 2023 Q2 2022 Q2 % Variance 2022 ADR $436 $460 (5%) Occupancy 71% 70% 1%(2) RevPAR $309 $323 (4%) Total Hotel Revenue(3) $187,905 $192,997 (3%) Hotel EBITDA(3) $53,660 $63,470 (16%) Hotel EBITDA Margin 29% 33% (4%)(2) (1) Includes: Bardessono; Hotel Yountville; Mr. C Beverly Hills; Pier House; Marriott Seattle Waterfront; Capital Hilton; Sofitel Chicago; Hilton Torrey Pines; The Clancy; The Notary Hotel; Park Hyatt Beaver Creek; Ritz-Carlton Lake Tahoe; Ritz-Carlton Sarasota; Ritz Carlton St. Thomas; Ritz-Carlton Reserve Dorado Beach, and Four Seasons Scottsdale (2) Percentage metrics are shown in points moved (3) In thousands (4) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q2’23 as reported on 8/1/23 (5) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company COMPARABLE HOTEL EBITDA(1)(4)(5)COMPARABLE REVPAR(1)(4)(5) Difficult YoY Comparisons Shape Q2 Results $233 $101 $238 $312 $315 $- $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 TTM Q2'23 $143.0 $13.9 $142.5 $221.9 $218.8 $- $50 $100 $150 $200 $250 2019 2020 2021 2022 TTM Q2'23 (In m illi on s)

Company Presentation | August 2023 18 (1) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q2’23 as reported on 8/1/23 (2) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company HOTEL ADR(1)(2) HOTEL OCCUPANCY(1)(2) TTM Occupancy & ADR Remain Resilient 78.9% 30.3% 51.9% 64.7% 67.3% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 TTM Q2'23 $296 $333 $458 $482 $468 $- $100 $200 $300 $400 $500 2019 2020 2021 2022 TTM Q2'23 Mr. C Beverly Hills

Company Presentation | August 2023 19 AFFO PER SHARE IS ROBUST(1)ADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights ADR Decrease Impacts Metrics (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively. $109.1 $119.3 $121.5 $(4.5) $87.5 $172.4 $185.8 $(50) $- $50 $100 $150 $200 2016 2018 2019 2020 2021 2022 TTM Q2'23 (In m illi on s) $0.47 $0.10 $0.20 $0.49 $0.44 $0.44 $(0.85) $0.22 $0.43 $0.20 $0.29 $(0.29) $0.17 $0.16 $0.27 $(0.24) $0.25 $0.16 ($1.60) ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2019 2020 2021 2022 2023 • Comparable RevPAR for all hotels decreased 4.2% over the prior year quarter to $309. Comparable ADR decreased 5.2% over the prior year quarter to $436 and Comparable Occupancy increased 1.0% over the prior year quarter to 70.9%. • Comparable Hotel EBITDA was $53.7 million for the quarter. • Adjusted EBITDAre was $46.3 million for the quarter. • Adjusted funds from operations (AFFO) was $0.20 per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(13.0) million or $(0.20) per diluted share. • Net debt to gross assets was 37.3% at the end of the first quarter. • Capex invested during the quarter was $17.5 million. • Rebranded Mr. C as Cameo Beverly Hills. • Closed on $200M corporate term loan and revolver.

Company Presentation | August 2023 20 Acquisitions Since Inception Performing Well Note: Yield on Cost is calculated as TTM NOI (EBITDA less FF&E Reserve) divided by Gross Book Value (Net Book Value plus Accumulated Depreciation and Capital Expenditures) (1) Excludes developable land parcel and capital reserves (2) Price / Key for Mr. C is inclusive of the condominium units acquired (3) Price / Key for Dorado Beach is inclusive of the units in the rental program Property Acq Date Price Price / Key TTM EBITDA Multiple TTM Yield on Cost Sofitel Chicago Magnificent Mile 2/24/2014 $153.0M $369K 20.8x 5.0% Key West Pier House 3/3/2014 $92.7M $653K 5.8x 17.8% Bardessono 7/9/2015 $85.0M $1.3M 11.8x 12.2% Ritz-Carlton St. Thomas 12/15/2015 $64.0M $356K 2.6x 18.0% Park Hyatt Beaver Creak 4/3/2017 $145.5M $754K 10.6x 8.3% Hotel Yountville 5/11/2017 $96.5M $1.2M 16x 6.4% Ritz-Carlton Sarasota 4/4/2018 $171.0M $620K 6.8x 12.6% Ritz-Carlton Lake Tahoe 1/15/2019 $103.3M(1) $608K 9.5x 6.9% Mr. C Beverly Hills Hotel 8/5/2021 $77.9M $545K(2) 29.5x 2.6% Ritz-Carlton Reserve Dorado Beach 3/11/22 $193.0M $1.8M(3) 9.6x 9.2% Four Seasons Scottsdale 12/1/22 $250.0M(1) $1.2M 11.5x 7.2% Weighted Average: 9.4%

Liquidity & Liability Management Maintain Liquidity, Monitor Leverage, Navigate Recovery Hotel Yountville

Company Presentation | August 2023 22 Ample Liquidity to Cover Dividends $128.0MCASH & CASH EQUIVALENTS $63.4MRESTRICTED CASH TOTAL CASH $210.8M LIQUIDITY POSITION(1) Notes: (1) As of 6/30/23; (2) Revolver was not closed on by 6/30/23; (3) YTD Q2 2023; (4) Excludes amortization payments $112.3MADJ. EBITDARE POSITIVE YTD OPERATING CASH FLOW(3) CASH FLOW ~$9.9M $15.4MDUE FROM 3RD PARTY MANAGERS ($36.2M) Ritz-Carlton Sarasota CAPEX ($21.2M)PREFERRED DIVIDENDS ($45.0M)DEBT SERVICE(4) $4.0MREVOLVER CAPACITY (2)

Company Presentation | August 2023 23 BAML Secured Credit Facility • $150mm Term Loan and $50mm Revolver • 3-year initial maturity with a 1-year extension • Availability test: 55% LTV and 1.75x DSCR on borrowing base properties • Financial covenants: 55% LTV and 1.10x DSCR on consolidated portfolio • SOFR + 2.85%(1) • Borrowing Base: RC Sarasota, Hotel Yountville, and Bardessono 2024 • Will continue to work on extensions of RC Lake Tahoe, Pier House with BAML; assessing refinancing options for Hilton JV properties, St. Thomas, and Cameo Beverly Hills New Corporate Term Loan & Revolver Pro Forma Maturity Schedule (1) Based on pricing grid and varies from SOFR + 2.35% to SOFR + 3.10%. $30.0 $42.5 $54.0 $80.0 $195.0 $293.2 $86.3 $354.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2023 2024 2025 2026 2027 (in m ill io ns ) Capital Hilton & Hilton Torrey Pines Pier House Ritz-Calton Lake Tahoe Ritz-Calton St. Thomas

Company Presentation | August 2023 24 BHR Positioned Ideally for Outperformance All Time High Industry Performance Continuing Optimal Portfolio Composition Recent Results & Developments Liquidity & Liability Management Four Seasons Scottsdale

Appendix Ritz-Carlton Lake Tahoe

Company Presentation | August 2023 26 Indebtedness

Company Presentation | August 2023 27 Indebtedness

Company Presentation | August 2023 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2023 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2023 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2023 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2023 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2023 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2023 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2023 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2023 36 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2023 37 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA Note: As reported, used in Comparable Hotel EBITDA Slide 17

Company Presentation | August 2023 38 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2023 39 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre (1) Incentive fee adjustment represents the true-up for the actual 2022 incentive fee

Company Presentation | August 2023 40 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2023 41 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2023 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2023 43 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2023 44 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2023 45 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.